VOXX INTERNATIONAL CORPORATION
AUDIT COMMITTEE CHARTER
I.    PURPOSE
The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to:

A.	the financial reports and other financial information provided by the Company to any governmental body or the public;

B.	the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethical behavior that management and the Board have established; and,

C.	the Company’s auditing, accounting and financial reporting processes generally;

D.	the Company’s compliance with legal and regulatory requirements;

E.	the independent auditors’ qualifications and independence; and,

F.
the performance of the independent auditors by reviewing published financial information, reviewing the systems of internal control over financial reporting, and all audit processes outlined in the audit plan.

The Audit Committee’s primary duties and responsibilities are to:

A.	serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

B.	review and appraise the audit efforts of the Company’s principal accounting officer and its independent accountants; and,

C.	provide an open avenue of communication among the independent accountants, financial and senior management, the principal accounting officer, and the Board of Directors.
The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.
II.COMPOSITION
The Audit Committee shall be comprised of three or more directors as determined by the Board. Each director member of the Audit Committee shall be an independent director, free from any relationship that, in the opinion of Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement and cash flow statement. At least one member of the committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Audit Committee may be qualified as a “financial expert.” In order to qualify as a “financial expert” the individual must have an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience in preparing, auditing, analyzing or evaluating financial statements that are similar to the Company’s financial statements in terms of breadth and complexity of issues presented, or experience actively supervising others performing such functions; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions. None of the members of the Audit Committee may have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the three years prior to their service on the Audit Committee.
The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.
II.    MEETINGS
The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the principal accounting officer, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation’s financials consistent with Section IV below.
IV.RESPONSIBILITIES AND DUTIES
While the fundamental responsibility for preparing the Corporation’s financial statements rests with management and the responsibility for the audit of such financial statements rests with the Independent Accountants, the Committee shall have the following authority and responsibilities:
A.     Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, as conditions dictate.

2.
Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.	Review the regular internal reports to management prepared by the principal accounting officer and management’s response.

4.	Review with financial management and the independent accountants the 10-Q and 10-K prior to filing or prior to the release of earnings.

5.
The Audit Committee shall recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

6.
The Audit Committee shall review and discuss with management and the independent auditors management’s report on the Company’s internal control over financial reporting and the independent auditors’ attestation thereto.

7.
The Audit Committee shall prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Audit Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

B.	Independent Accountants

1.
The independent auditors of the Company are ultimately accountable to the Board and the Audit Committee. The Audit Committee shall have sole authority to hire and fire independent auditors, and to set the compensation and oversee the work of the independent auditors.

2.
The Audit Committee shall be responsible for pre-approving any nonaudit services from the independent auditors, establishing procedures for such pre-approval, and ensuring that such services are not prohibited by Section 10A of the Securities Exchange Act of 1934 and applicable regulations. The Audit Committee shall also evaluate potential conflicts of interest that are prohibited by Section 10A of the Securities Exchange Act of 1934 and applicable regulations.

3.
The Audit Committee shall review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to audit and non-audit services.

4.	The Audit Committee shall review the qualifications and performance of the Company's independent auditors (including the lead partner of the independent auditors) on at least an annual basis.

5.
On an annual basis, the Audit Committee shall review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Audit Committee: (i) shall ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement (consistent with Independent Standards Board Standards No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence. If necessary, the Audit Committee shall recommend that the Board take appropriate action in response to the independent auditor’s statement to satisfy itself of the independent auditor’s independence.

6.
At least annually, the Audit Committee shall obtain and review a report from the independent auditors describing (i) the independent auditors' internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; (iii) all relationships between the independent auditors and the Company; (iv) the independent auditor’s critical accounting policies and practices; (v) all alternative accounting treatments within GAAP for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative treatments and the treatment preferred by the independent auditor; and (vi) other material written communications between the accounting firm and management.

7.
The Audit Committee shall confirm that the lead and consulting audit partners for the Company's independent auditors, as well as additional audit partners defined by SEC regulations, rotate from such positions for an appropriate period of time as required by law.

8.	The Audit Committee shall review all reports required to be submitted by the independent auditors to the Audit Committee under Section 10A of the Securities Exchange Act of 1934.

9.	The Audit Committee shall review, based upon the recommendation of the independent auditors and management, the scope and plan of the work to be done by the independent auditors for each fiscal year.

10.	The Audit Committee shall present its conclusions with respect to the independent auditors to the full Board.
C.     Financial Reporting Processes

1.	In consultation with the independent accountants, review the integrity of the Company’s financial reporting processes, both internal and external.

2.	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

3.
Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the principal accounting officer.

D.    Process Improvement

1.
Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the principal accounting officer regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

2.
Following completion of the annual audit, review separately with each of management, the independent accountants and the principal accounting officer any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review any significant disagreement among management and the independent accountants or the principal accounting officer in connection with the preparation of the financial statements.

4.
Review with the independent accountants, the principal accounting officer and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

E.     Ethical and Legal Compliance

1.	Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

2.
Review management's monitoring of the Corporation’s compliance with the organization’s Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

3.	Review, with the organization’s counsel, legal compliance matters including corporate securities trading policies.

4.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization's financial statements.

5.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.
V.    RESOURCES AND REVIEW OF CHARTER
A.    Committee Resources

1.
To assist the Committee in fulfilling its responsibilities, (i) each Committee member shall have full access to any member of management and the Independent Auditor; and (ii) the Committee may retain independent consultants, counsel and other advisors as it determines necessary to carry out its duties. The Committee will have sole authority and responsibility for hiring, approving the fees and retention terms for, and terminating the services of, such advisors.

2.
The Company will provide appropriate funding, as determined by the Committee, for payment of the fees of the Independent Auditor, the administrative expenses of the Committee, and any advisors that the Committee may employ in carrying out its duties.

B.    Performance Evaluation and Review of Charter

1.
The Committee shall conduct an evaluation of the Committee’s performance at least annually. The evaluation shall address subjects including the Committee’s composition, responsibilities, structure and processes, and effectiveness.

2.
The Committee shall also review the Committee’s Charter at least annually. The Committee shall, as appropriate, make recommendations to management or the full Board as a result of its performance evaluation and review of its Charter.

The Audit Committee shall ensure that this Charter will be made available on the Company’s website at www.voxxintl.com.

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